SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2004

DRESSER, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100
Addison, Texas 75001
(Address of principal executive offices) (zip code)

(972) 361-9800
(Registrant's Telephone Number, Including Area Code)

Item 7.01.    Regulation FD Disclosure

 On December 8, 2004 Dresser, Inc. issued a press release announcing that it had filed an amended registration statement on Form S-1 relating to its initial public offering of its common stock. The filing amends the initial registration statement filed with the SEC on September 3, 2004. A copy of this press release is attached hereto as exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 09, 2004	Dresser, Inc. /s/ STEVEN G. LAMB Steven G. Lamb President, Chief Executive Officer and Director

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EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release.

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